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                        SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                         ------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)       December 27, 1996
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                          New Horizons Worldwide, Inc.
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               (Exact Name of Registrant as Specified in Charter)


        Delaware                      0-17840                  22-2941704
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(State or Other Jurisdiction     (Commission File          (IRS Employer
    of Incorporation)                Number)             Identification Number)

 500 Campus Drive, Morganville, New Jersey                    07751
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  (Address of Principal Executive Offices)                  (Zip Code)


Registrant's telephone number, including area code      (908) 536-8500
                                                  -----------------------------


                               Handex Corporation
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         (Former Name or Former Address, if Changed Since Last Report.)



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Item 3. Acquisition or Disposition of Assets.
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     On December 27, 1996, Handex Corporation (n/k/a/ New Horizons Worldwide,
Inc. - see Item 5 below) (the "Company") sold all of the issued and outstanding shares of capital stock of Handex Environmental, Inc. ("Handex Environmental"), one of the Company's wholly-owned subsidiaries, to ECB, Inc., a Florida corporation, for aggregate consideration in the face amount of approximately $30,511,000. A complete description of the nature of the consideration received by the Company and the basis for its determination, as well as information concerning ECB and selected pro forma financial information, is contained in the Company's definitive Proxy Statement under the sections entitled "The Proposed Sale of Handex Environmental - Background and Reasons for the Sale", "-Description of the Agreement and the Sale" and "-Description of the Securities to be Received by the Company" and "Certain Information Concerning ECB", filed with the Commission on December 3, 1996, which sections are incorporated herein by reference, the Stock Purchase Agreement dated November 4, 1996 (the "Stock Purchase Agreement"), attached as Appendix A to the Company's definitive Proxy Statement and included as an Exhibit to the Company's Form 10-Q Report filed with the Commission for the period ending September 28, 1996 and to certain of the Exhibits to the Stock Purchase Agreement included as exhibits to such Form 10-Q Report. As a result of this sale, the Company's ongoing operations will be comprised solely of its educational business segment currently conducted by its wholly-owned subsidiary, New Horizons Education Corporation, and its subsidiaries.


Item 5. Other Events.
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     On December 20, 1996, the Company's stockholders approved an amendment to the Company's Amended Certificate of Incorporation, pursuant to which the Company's corporate name would be changed to New Horizons Worldwide, Inc., subject to consummation of the transactions contemplated by the Stock Purchase Agreement. As a result of the sale of Handex Environmental on December 27, 1996, the Company filed with the Secretary of State of Delaware on December 31, 1996 a Certificate of Amendment to the Company's Amended Certificate of Incorporation changing the Company's corporate name to New Horizons Worldwide, Inc. The Company believes the new corporate name better reflects the nature of the Company's ongoing operations.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
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(b) Pro Forma Financial Information.
    --------------------------------

     The pro forma financial information required pursuant to Article 11 of Regulation S-X is set forth in the Registrant's definitive Proxy Statement under the caption "Selected Pro Forma Income Statement Data" and is incorporated herein by reference.



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(c) Exhibits.
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     2.1  Stock Purchase Agreement by and between the Registrant and ECB, Inc., dated November 4, 1996, incorporated herein by reference to the appropriate exhibit to the Registrant's Form 10-Q Report for the quarterly period ending September 28, 1996.

     99.1 Press Release, dated December 31, 1996, of the Registrant.


Item 8. Change in Fiscal Year.
        ----------------------

     On December 20, 1996, the Company's Board of Directors approved a change in the Company's fiscal year from a 52-53 week fiscal year - ending on the Saturday nearest the last day of December - to one ending on December 31 of each year, subject to the requisite approval of the Internal Revenue Service. If and when such approval is received from the Internal Revenue Service, the Company's fiscal year will change to one ending on December 31 of each year.


                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on the 3rd day of January, 1997.



                                  NEW HORIZONS WORLDWIDE, INC.
                                           (Registrant)


                                  By: /s/ Thomas J. Bresnan
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                                          Thomas J. Bresnan,
                                          President




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